UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2005

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, California 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 25, 2005, the Board of Directors of DaVita Inc. (the “Company”) approved the appointment of Thomas L. Kelly, Executive Vice President, as the Company’s acting Chief Financial Officer. Mr. Kelly is assuming the role of acting Chief Financial Officer following the departure of Denise K. Fletcher, Senior Vice President and Chief Financial Officer, and the termination, effective May 18, 2005, of Ms. Fletcher’s employment agreement with the Company dated September 13, 2004, as amended and restated on February 28, 2005, as described in the Company’s Current Report on Form 8-K filed on April 21, 2005.

Mr. Kelly, age 53, became our Executive Vice President in June 2004. From 1994 until joining us, Mr. Kelly served as the President and Chief Executive Officer of Mercy Health Plans, Inc., a licensed health maintenance organization operating in Illinois, Missouri and Texas. Prior to joining Mercy Health Plans, Inc., Mr. Kelly held various positions with KPMG LLP, including serving as National Director – Healthcare from 1991 to 1993 and as an audit partner specializing in healthcare services from 1983 to 1993. Mr. Kelly currently serves as a director of Fidelis Care New York, a provider-sponsored non-profit healthcare plan operating exclusively in New York. Neither Mercy Health Plans, Inc. nor KPMG LLP is a parent, subsidiary, or affiliate of the Company.

The material terms of Mr. Kelly’s employment agreement, dated June 7, 2004, have not been modified and were described in the Company’s Current Report on Form 8-K filed on October 19, 2004 which is incorporated herein by reference.

Mr. Kelly does not have any family relationship with any other executive officer of the Company, with any director of the Company, or with any person selected to become an officer or a director of the Company. No arrangement or understanding exists between Mr. Kelly and any other person or persons pursuant to which he was selected as an officer. Neither Mr. Kelly, nor any member of his immediate family, is a party to any other transactions or proposed transactions with the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number
10.1	Employment Agreement, dated June 7, 2004, by and between DaVita Inc. and Tom Kelly.(1)

(1)	Filed on August 5, 2004 as an exhibit to the Company’s Form 10-Q for the quarter ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.
Date: April 28, 2005

/s/ Joseph Schohl
Joseph Schohl Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated June 7, 2004, by and between DaVita Inc. and Tom Kelly.(1)

(1)	Filed on August 5, 2004 as an exhibit to the Company’s Form 10-Q for the quarter ended June 30, 2004.